_________________________________________________________________


                 SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              Form 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


               Date of Report (Date of earliest Event
                      Reported): May 28, 1997


     CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 1997, providing for the issuance of the CWMBS, INC., Residential Asset Securitization Trust 1997-A5, Mortgage Pass-Through Certificates, Series 1997-E).


                           CWMBS, INC.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


          Delaware              333-08389          95-4449516
----------------------------   -----------     -----------------
(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)



       155 North Lake Avenue
       Pasadena, California                          91101
     ------------------------                     ----------
       (Address of Principal                      (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code (818) 304-5591
                                                   ----- --------

_________________________________________________________________


Item 5.   Other Events.
----      ------------

Filing of Computational Materials
---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 1997-E.

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 1997-E, PaineWebber Incorporated ("PaineWebber"), as the underwriter of the Underwritten Senior Certificates, has prepared certain materials (the "PaineWebber Computational Materials") for distribution to its potential investors and Prudential Securities Incorporated ("Prudential") as the underwriter of the Class B-1, Class B-2 and Class B-3 Certificates, has prepared certain materials (the "Prudential Computational Materials") for distribution to its investors. Although the Company provided PaineWebber and Prudential with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the PaineWebber Computational Materials or the Prudential Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The PaineWebber Computational Materials and the Prudential Computational Materials, listed as Exhibit 99.1 and Exhibit 99.2 hereto, respectively, are filed on Form SE dated May 28, 1997.




-------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated May 27, 1997 and the prospectus supplement dated May 28, 1997, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1997-E.


Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 PaineWebber Computational Materials.
          (filed on Form SE dated May 28, 1997).

     99.2 Prudential Computational Materials.
          (filed on Form SE dated May 28, 1997).



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              CWMBS, INC.



                              By: /s/ David A. Spector
                                  -------------------------------
                                  David A. Spector
                                  Vice President



Dated:  May 28, 1997

                                Exhibit Index
                               -------------


Exhibit                                                                Page
-------                                                                ----

99.1      PaineWebber Computational Materials.
          (filed on Form SE dated May 28, 1997).

99.2      Prudential Computational Materials.
          (filed on Form SE dated May 28, 1997).